UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21467

LMP Capital and Income Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2010

ITEM 1.          REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

June 30, 2010

Semi-Annual Report

LMP Capital and Income Fund Inc.

(SCD)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	LMP Capital and Income Fund Inc.

Fund objective

The Fund’s investment objective is total return with an emphasis on income.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund at a glance	1

Schedule of investments	2

Statement of assets and liabilities	11

Statement of operations	12

Statements of changes in net assets	13

Statement of cash flows	14

Financial highlights	15

Notes to financial statements	16

Additional shareholder information	25

Dividend reinvestment plan	26

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of LMP Capital and Income Fund Inc. for the six-month reporting period ended June 30, 2010.

Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period. Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/cef. Here you can gain immediate access to market and investment information, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

July 30, 2010

LMP Capital and Income Fund Inc.	III

Investment commentary

Economic review

While the overall U.S. economy continued to expand over the six months ended June 30, 2010, several economic data points weakened toward the end of the reporting period. This, in combination with sovereign debt woes in Europe, caused investor sentiment to turn negative and had significant implications for the financial markets.

Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i contracted four consecutive quarters, beginning in the third quarter of 2008 through the second quarter of 2009. Economic conditions then began to improve in the third quarter of 2009, as GDP growth was 1.6%. A variety of factors helped the economy to regain its footing, including the government’s $787 billion stimulus program. Economic growth then accelerated during the fourth quarter of 2009, as GDP growth was 5.0%. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s higher growth rate. While the recovery continued during the first half of 2010, it did so at a more modest pace, as GDP growth was 3.7% during the first quarter of 2010 and an estimated 2.4% during the second quarter. The slower pace of growth in the second quarter was due, in part, to slower consumer spending, which rose an annualized 1.6% during the quarter, versus a 1.9% gain over the first three months of the year.

Even before GDP growth turned positive, there were signs that the economy was on the mend. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.8 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). While June 2010’s PMI reading of 56.2 was lower than May’s reading of 59.7, manufacturing has now expanded eleven consecutive months according to PMI data. The manufacturing sector’s growth remained fairly broad-based with thirteen of the eighteen industries tracked by the Institute for Supply Management expanding during June.

After experiencing sharp job losses in 2009, the U.S. Department of Labor reported that over one million new positions were added during the first five months of 2010. Included in that total, however, were 700,000 temporary government jobs tied to the 2010 Census. In June, 225,000 of these temporary positions were eliminated, offsetting private sector growth and resulting in a net loss of 125,000 jobs for the month. However, the unemployment rate fell to 9.5% in June, versus 9.7% and 9.9% in May and April, respectively.

There was mixed news in the housing market during the period. According to the National Association of Realtors, existing home sales increased 7.0% and 8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing home sales then declined 2.2% and 5.1% in May and June, respectively. In addition, the inventory of unsold homes increased 2.5% to 3.99 million in June. Looking at home prices, the S&P/Case-Shiller Home Price Indexiii indicated that month-to-month U.S. home prices rose 1.3% in May. This marked the second straight monthly increase following six consecutive months of declining prices.

Financial market overview

During the first half of the reporting period, the financial markets were largely characterized by healthy investor risk appetite and solid results by the stock market and the fixed-income spread sectors (non-Treasuries). However, the market experienced a sharp sell-off during the second half of the reporting period, during which risk aversion returned and investors flocked to the relative safety of U.S. Treasury securities.

Given certain pockets of weakness in the economy, including elevated unemployment in the U.S., the Federal Reserve Board (“Fed”)iv remained cautious. At its meeting in June 2010, the Fed said it “will maintain the target range for the federal funds ratev at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

However, the Fed took several steps in reversing its accommodative monetary stance. On February 18, 2010, the Fed raised the discount rate, the interest rate it charges banks for temporary loans, from 1/2 to 3/4 percent. The Fed also concluded its $1.25 trillion mortgage securities

IV	LMP Capital and Income Fund Inc.

Investment commentary (cont’d)

purchase program at the end of the first quarter of 2010. However, the Fed left the door open for future stimulus measures if needed. In the minutes of its June meeting that were released on July 14th (after the reporting period ended), the Fed said, “In addition to continuing to develop and test instruments to exit from the period of unusually accommodative monetary policy, the Committee would need to consider whether further policy stimulus might become appropriate if the outlook were to worsen appreciably.”

Equity market review

After a solid start, the equity market, as measured by the S&P 500 Indexvi (the “Index”), fell sharply in May and June. This sell-off dragged the Index down into negative territory for the six months ended June 30, 2010. Looking back, after a brief setback in January 2010, the Index rose during the next three months of 2010 — advancing a total of 11.05%. There were a number of factors contributing to the stock market’s ascent, including improving economic conditions, rising corporate profits and strong investor demand.

However, robust investor appetite was replaced with heightened risk aversion in May and June. This was due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data. After reaching a nineteen-month high on April 23, 2010, the market fell into “correction territory” in May, as it plunged more than 10%. This marked the first correction since November 2007. All told, the Index returned -6.65% over the six months ended June 30, 2010. While the Index on June 30, 2010 was more than 50% higher than its twelve-year low on March 9, 2009, it declined approximately 15% from its high on April 23, 2010.

Fixed-income market review

Continuing the trend that began in the second quarter of 2009, nearly every spread sector outperformed equal-durationvii Treasuries during the first half of the reporting period. Over that time, investor confidence was high given the encouraging economic backdrop, continued low interest rates and benign inflation. However, a “flight to quality” occurred toward the end of April and during the month of May. This was due to the situation in Europe, pending financial regulations and pockets of weakness in the economy. Most spread sectors then produced positive absolute returns in June, as investor demand for these securities began to again increase.

Both short- and long-term Treasury yields fluctuated during the period but generally moved lower. When the period began, two- and ten-year Treasury yields were 1.14% and 3.85%, respectively. Two- and ten-year Treasury yields initially rose, reaching as high as 1.18% and 4.01%, respectively, in early April. Yields then largely declined amid the investor flight to quality. On June 30, 2010, two- and ten-year Treasury yields reached their lows for the reporting period: 0.61% and 2.97%, respectively. Over the six-month reporting period, the yield curveviii flattened, with longer-term Treasury yields declining more than their shorter-term counterparts.

For the six months ended June 30, 2010, the Barclays Capital U.S. Aggregate Indexix returned 5.33%. In contrast, the high-yield bond market, as measured by the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexx, returned 4.45%, and emerging market debt, as measured by the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)xi, returned 5.37% over the same time frame.

Performance review

For the six months ended June 30, 2010, LMP Capital and Income Fund Inc. returned -4.06% based on its net asset value (“NAV”)xii and -5.06% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays Capital U.S. Aggregate Index and the S&P 500 Index, returned 5.33% and -6.65%, respectively, over the same time frame. The Lipper Income and Preferred Stock Closed-End Funds Category Averagexiii returned 2.91% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.26 per share, which may have included a return of capital. The performance table on the next page shows the Fund’s six-month total return based on its NAV and market price as of June 30, 2010. Past performance is no guarantee of future results.

LMP Capital and Income Fund Inc.	V

Performance Snapshot as of June 30, 2010 (unaudited)

Price Per Share	6-Month Total Return*
$11.69 (NAV)	-4.06%
$9.59 (Market Price)	-5.06%

All figures represent past performance and are not a guarantee of future results.

* Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Looking for additional information?

The Fund is traded under the symbol “SCD” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XSCDX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

July 30, 2010

RISKS: Stock and bond prices are subject to fluctuation. As interests rates rise, bond prices fall, reducing the value of the fixed-income securities held by the Fund. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging or developing markets. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may magnify gains and increase losses in the Fund’s portfolio.

All investments are subject to risk including the possible loss of principal. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

i     Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii    The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii   The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv    The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

v     The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi    The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vii   Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

viii  The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

ix    The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

x     The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

xi    The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

xii   Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

xiii  Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 25 funds in the Fund’s Lipper category.

LMP Capital and Income Fund Inc. 2010 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†    The bar graph above represents the composition of the Fund’s investments as of June 30, 2010 and December 31, 2009. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	LMP Capital and Income Fund Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited)

June 30, 2010

LMP Capital and Income Fund Inc.

Security	Shares	Value
Common Stocks — 72.6%
Consumer Discretionary — 7.0%
Hotels, Restaurants & Leisure — 2.7%
McDonald’s Corp.	171,380	$11,288,800
Media — 3.0%
Charter Communications Inc.	11,990	423,247	(a)
Reed Elsevier PLC	650,000	4,798,502	(a)
Thomson Corp.	200,000	7,166,000
Total Media		12,387,749
Specialty Retail — 1.3%
Home Depot Inc.	197,210	5,535,685
Total Consumer Discretionary		29,212,234
Consumer Staples — 14.4%
Beverages — 1.7%
PepsiCo Inc.	115,360	7,031,192
Food & Staples Retailing — 1.8%
Wal-Mart Stores Inc.	155,850	7,491,709
Food Products — 4.4%
H.J. Heinz Co.	310,000	13,398,200
Kraft Foods Inc., Class A Shares	177,440	4,968,320
Total Food Products		18,366,520
Household Products — 6.5%
Kimberly-Clark Corp.	210,000	12,732,300
Procter & Gamble Co.	236,500	14,185,270
Total Household Products		26,917,570
Total Consumer Staples		59,806,991
Energy — 6.5%
Energy Equipment & Services — 0.5%
Diamond Offshore Drilling Inc.	30,000	1,865,700
Oil, Gas & Consumable Fuels — 6.0%
Exxon Mobil Corp.	120,000	6,848,400
Spectra Energy Corp.	442,820	8,887,397
Total SA, ADR	210,000	9,374,400
Total Oil, Gas & Consumable Fuels		25,110,197
Total Energy		26,975,897
Financials — 10.1%
Capital Markets — 0.8%
BlackRock Inc., Class A Shares	22,000	3,154,800
Insurance — 3.8%
Chubb Corp.	124,360	6,219,244
Travelers Cos. Inc.	196,160	9,660,880
Total Insurance		15,880,124
Real Estate Investment Trusts (REITs) — 3.0%
Annaly Capital Management Inc.	406,000	6,962,900
Chimera Investment Corp.	1,550,000	5,595,500
Total Real Estate Investment Trusts (REITs)		12,558,400

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2010 Semi-Annual Report	3

LMP Capital and Income Fund Inc.

Security	Shares	Value
Thrifts & Mortgage Finance — 2.5%
New York Community Bancorp Inc.	240,000	$3,664,800
People’s United Financial Inc.	482,230	6,510,105
Total Thrifts & Mortgage Finance		10,174,905
Total Financials		41,768,229
Health Care — 5.4%
Pharmaceuticals — 5.4%
Bristol-Myers Squibb Co.	220,000	5,486,800
GlaxoSmithKline PLC, ADR	149,000	5,067,490
Johnson & Johnson	175,000	10,335,500
Pfizer Inc.	100,000	1,426,000
Total Health Care		22,315,790
Industrials — 9.4%
Aerospace & Defense — 2.3%
Honeywell International Inc.	50,000	1,951,500
Lockheed Martin Corp.	100,000	7,450,000
Total Aerospace & Defense		9,401,500
Commercial Services & Supplies — 2.6%
Waste Management Inc.	350,510	10,967,458
Industrial Conglomerates — 3.3%
3M Co.	70,000	5,529,300
General Electric Co.	200,000	2,884,000
United Technologies Corp.	80,000	5,192,800
Total Industrial Conglomerates		13,606,100
Marine — 1.2%
Alexander & Baldwin Inc.	170,071	5,064,714
Total Industrials		39,039,772
Information Technology — 6.4%
IT Services — 3.3%
Automatic Data Processing Inc.	137,000	5,515,620
International Business Machines Corp.	37,280	4,603,334
Paychex Inc.	138,140	3,587,496
Total IT Services		13,706,450
Semiconductors & Semiconductor Equipment — 2.6%
Intel Corp.	210,000	4,084,500
Microchip Technology Inc.	140,000	3,883,600
Xilinx Inc.	115,000	2,904,900
Total Semiconductors & Semiconductor Equipment		10,873,000
Software — 0.5%
Microsoft Corp.	94,000	2,162,940
Total Information Technology		26,742,390
Materials — 2.0%
Chemicals — 2.0%
E.I. du Pont de Nemours & Co.	163,000	5,638,170
PPG Industries Inc.	45,000	2,718,450
Total Materials		8,356,620

See Notes to Financial Statements.

4	LMP Capital and Income Fund Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2010

LMP Capital and Income Fund Inc.

Security	Shares	Value
Telecommunication Services — 4.3%
Diversified Telecommunication Services — 4.3%
AT&T Inc.	278,000	$6,724,820
Verizon Communications Inc.	340,000	9,526,800
Windstream Corp.	163,026	1,721,555
Total Telecommunication Services		17,973,175
Utilities — 7.1%
Electric Utilities — 5.3%
American Electric Power Co. Inc.	235,000	7,590,500
Duke Energy Corp.	251,870	4,029,920
Exelon Corp.	76,990	2,923,311
NextEra Energy Inc.	82,670	4,030,989
Progress Energy Inc.	90,000	3,529,800
Total Electric Utilities		22,104,520
Multi-Utilities — 1.8%
CenterPoint Energy Inc.	562,000	7,395,920
Total Utilities		29,500,440
Total Common Stocks (Cost — $304,602,644)		301,691,538

	Rate
Convertible Preferred Stocks — 5.3%
Energy — 1.9%
Oil, Gas and Consumable Fuels — 1.9%
El Paso Corp.	4.990%	8,000	7,702,000
Financials — 1.6%
Diversified Financial Services — 1.6%
CalEnergy Capital Trust III	6.500%	150,000	6,787,500
Utilities — 1.8%
Electric Utilities — 1.8%
Great Plains Energy Inc.	12.000%	65,370	3,905,857
NextEra Energy Inc.	8.375%	71,160	3,511,746
Total Utilities			7,417,603
Total Convertible Preferred Stocks (Cost — $20,975,621)			21,907,103
Preferred Stocks — 0.0%
Financials — 0.0%
Thrifts & Mortgage Finance — 0.0%
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%	25,950	8,823	*
Federal National Mortgage Association (FNMA)	7.000%	300	180	*
Federal National Mortgage Association (FNMA)	8.250%	17,650	6,001	*
Total Preferred Stocks (Cost — $1,105,960)			15,004

		Maturity Date	Face Amount
Asset-Backed Securities — 0.9%
Financials — 0.9%
Home Equity — 0.8%
Asset-Backed Funding Certificates, 2004-FF1 M2	2.522%	1/25/34	$289,958	131,032	(b)

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2010 Semi-Annual Report	5

LMP Capital and Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Home Equity — continued
Countrywide Asset-Backed Certificates, 2004-5 M4	1.597%	6/25/34	$126,653	$31,694	(b)
Credit-Based Asset Servicing & Securitization LLC, 2006-CB2 AF4	5.704%	12/25/36	631,421	497,058
Finance America Net Interest Margin Trust, 2004-1 A	5.250%	6/27/34	73,417	0	(c)(d)(e)
Fremont Home Loan Trust, 2004-1 M5	1.997%	2/25/34	133,077	50,305	(b)
GSAA Home Equity Trust, 2007-4 A3A	0.647%	3/25/37	1,652,755	865,913	(b)
GSAA Home Equity Trust, 2007-6 A4	0.647%	5/25/47	1,720,000	967,275	(b)
GSAMP Trust, 2004-OPT M3	1.497%	11/25/34	249,441	29,933	(a)(b)
MASTR Specialized Loan Trust, 2007-2 A	0.697%	5/25/37	414,578	281,913	(b)(c)
RAAC Series, 2007-RP3 A	0.727%	10/25/46	489,143	285,074	(b)(c)
Renaissance Home Equity Loan Trust, 2003-4 M3	2.247%	3/25/34	389,160	167,295	(b)
Sail Net Interest Margin Notes, 2003-BC2A A	7.750%	4/27/33	141,210	1	(c)(d)(e)
Sail Net Interest Margin Notes, 2004-2A A	5.500%	3/27/34	71,380	1	(c)(d)(e)
Structured Asset Securities Corp., 2007-BC4 A3	0.513%	11/25/37	317,235	296,283	(b)
Total Home Equity				3,603,777
Student Loan — 0.1%
Nelnet Student Loan Trust, 2008-4 A4	1.796%	4/25/24	350,000	361,261	(b)
Total Asset-Backed Securities (Cost — $5,378,842)				3,965,038
Collateralized Mortgage Obligations — 1.5%
BCAP LLC Trust, 2006-AA1 A1	0.537%	10/25/36	1,121,821	596,823	(b)
Bear Stearns ARM Trust, 2005-12 24A1	5.599%	2/25/36	115,692	89,197	(b)
Countrywide Alternative Loan Trust, 2006-0A9 2A1A	0.558%	7/20/46	1,335,462	521,201	(b)
Federal Home Loan Mortgage Corp. (FHLMC), PAC, 2780 SL	6.000%	4/15/34	113,577	114,423	(b)
Harborview Mortgage Loan Trust, 2005-10 B6	1.418%	11/19/35	726,284	2,320	(b)
JPMorgan Mortgage Trust, 2007-S3 1A74	6.000%	8/25/37	1,060,000	807,989
MASTR ARM Trust, 2003-3 3A4	2.768%	9/25/33	689,111	587,597	(b)
MASTR Reperforming Loan Trust, 2006-2 2A1	4.044%	5/25/36	1,104,006	1,001,661	(b)(c)
Merit Securities Corp., 11PA B2	1.847%	9/28/32	188,757	159,743	(b)(c)
MLCC Mortgage Investors Inc., 2004-A B2	1.267%	4/25/29	254,756	96,898	(b)
MLCC Mortgage Investors Inc., 2004-B B2	1.227%	5/25/29	406,680	150,860	(b)
RBS Greenwich Capital, Mortgage Pass-Through Certificates, 2005-A 5A	7.000%	4/25/35	881,391	815,374
Structured ARM Loan Trust, 2006-4 4A1	6.108%	5/25/36	710,718	542,472	(b)
Thornburg Mortgage Securities Trust, 2007-4 2A1	6.201%	7/25/37	164,497	156,987	(b)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.205%	7/25/37	170,768	166,022	(b)
Washington Mutual Inc. Pass-Through Certificates, 2006-AR5 4A	1.431%	6/25/46	619,617	261,559	(b)
Wells Fargo Alternative Loan Trust, 2007-PA2 2A1	0.770%	6/25/37	688,181	335,200	(b)
Total Collateralized Mortgage Obligations (Cost — $8,326,694)				6,406,326
Convertible Bonds & Notes — 1.4%
Information Technology — 1.4%
Internet Software & Services — 1.4%
VeriSign Inc. (Cost — $4,941,805)	3.250%	8/15/37	6,500,000	5,906,875
Corporate Bonds & Notes — 7.2%
Consumer Discretionary — 0.4%
Hotels, Restaurants & Leisure — 0.1%
Choctaw Resort Development Enterprise, Senior Notes	7.250%	11/15/19	295,000	205,025	(c)

See Notes to Financial Statements.

6	LMP Capital and Income Fund Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2010

LMP Capital and Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Hotels, Restaurants & Leisure — continued
Inn of the Mountain Gods Resort & Casino, Senior Notes	12.000%	11/15/10	$660,000	$323,400	(d)(e)
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	45,000	49,162
Total Hotels, Restaurants & Leisure				577,587
Media — 0.3%
CCH II LLC/CCH II Capital Corp., Senior Notes	13.500%	11/30/16	234,181	273,992
Comcast Corp.	5.700%	5/15/18	510,000	561,512
News America Inc., Senior Notes	6.650%	11/15/37	20,000	22,521
Time Warner Cable Inc.	5.850%	5/1/17	10,000	10,995
Time Warner Cable Inc., Senior Notes	6.200%	7/1/13	300,000	335,763
Total Media				1,204,783
Total Consumer Discretionary				1,782,370
Consumer Staples — 1.5%
Food & Staples Retailing — 1.5%
CVS Caremark Corp., Subordinated Bonds	6.302%	6/1/37	6,000,000	5,372,298	(b)
CVS Pass-Through Trust, Secured Notes	6.943%	1/10/30	408,307	451,551
Kroger Co., Senior Notes	5.500%	2/1/13	110,000	119,861
Kroger Co., Senior Notes	6.150%	1/15/20	100,000	115,730
Total Food & Staples Retailing				6,059,440
Tobacco — 0.0%
Reynolds American Inc.	6.750%	6/15/17	180,000	195,282
Total Consumer Staples				6,254,722
Energy — 1.6%
Energy Equipment & Services — 0.1%
Transocean Inc., Senior Notes	5.250%	3/15/13	190,000	178,839
Oil, Gas & Consumable Fuels — 1.5%
Apache Corp., Senior Notes	5.625%	1/15/17	140,000	157,926
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	230,000	283,063
Devon Financing Corp. ULC, Notes	6.875%	9/30/11	200,000	213,597
Energy Transfer Partners LP, Senior Notes	6.700%	7/1/18	240,000	258,490
Kerr-McGee Corp., Notes	6.950%	7/1/24	140,000	127,483
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	290,000	316,337
Shell International Finance BV, Senior Notes	4.375%	3/25/20	60,000	62,146
Southern Union Co., Junior Subordinated Notes	7.200%	11/1/66	5,000,000	4,456,250	(b)
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	178,000	191,745
XTO Energy Inc., Senior Notes	5.500%	6/15/18	300,000	343,615
Total Oil, Gas & Consumable Fuels				6,410,652
Total Energy				6,589,491
Financials — 2.9%
Capital Markets — 0.4%
Bear Stearns Co. Inc., Senior Notes	6.400%	10/2/17	300,000	333,712
Goldman Sachs Capital II, Junior Subordinated Bonds	5.793%	6/1/12	30,000	22,800	(b)(f)
Goldman Sachs Group Inc., Notes	6.600%	1/15/12	10,000	10,580
Goldman Sachs Group Inc., Notes	5.250%	10/15/13	20,000	21,098
Goldman Sachs Group Inc., Senior Notes	5.300%	2/14/12	10,000	10,412

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2010 Semi-Annual Report	7

LMP Capital and Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Capital Markets — continued
Goldman Sachs Group Inc., Senior Notes	6.150%	4/1/18	$300,000	$314,738
Merrill Lynch & Co. Inc., Notes	6.875%	4/25/18	280,000	299,151
Morgan Stanley, Medium-Term Notes	5.625%	1/9/12	290,000	301,869
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	260,000	258,979
Total Capital Markets				1,573,339
Commercial Banks — 0.5%
BAC Capital Trust XIV, Junior Subordinated Notes	5.630%	3/15/12	20,000	13,650	(b)(f)
Bank of Montreal, Secured Bonds	2.850%	6/9/15	300,000	305,253	(c)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	3.850%	1/22/15	100,000	104,146	(c)
Nordea Bank AB, Senior Notes	4.875%	1/27/20	200,000	205,800	(c)
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Bonds	7.191%	7/30/15	260,000	239,497	(b)(c)(f)
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	100,000	96,169	(c)
SunTrust Capital, Trust Preferred Securities	6.100%	12/15/36	420,000	320,622	(b)
Wachovia Bank N.A., Subordinated Notes	6.000%	11/15/17	380,000	414,696
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	280,000	249,735
Total Commercial Banks				1,949,568
Consumer Finance — 0.3%
American Express Co., Subordinated Debentures	6.800%	9/1/66	380,000	364,800	(b)
Caterpillar Financial Services Corp., Medium-Term Notes	5.450%	4/15/18	190,000	212,372
John Deere Capital Corp., Medium-Term Notes	5.350%	4/3/18	170,000	190,078
SLM Corp., Medium-Term Senior Notes	8.450%	6/15/18	450,000	415,845
Total Consumer Finance				1,183,095
Diversified Financial Services — 1.4%
Bank of America Corp., Senior Notes	5.650%	5/1/18	330,000	338,720
Capital One Bank, Notes	5.750%	9/15/10	125,000	125,992
Citigroup Inc., Senior Notes	6.875%	3/5/38	550,000	578,814
General Electric Capital Corp., Senior Notes	5.625%	5/1/18	560,000	596,063
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	20,000	18,725	(b)
JPMorgan Chase & Co., Junior Subordinated Notes	7.900%	4/30/18	4,000,000	4,136,396	(b)(f)
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	190,000	208,163
Total Diversified Financial Services				6,002,873
Insurance — 0.3%
American International Group Inc., Medium-Term Senior Notes	5.850%	1/16/18	550,000	494,313
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	350,000	309,750
Teachers Insurance & Annuity Association of America — College Retirement Equity Fund, Notes	6.850%	12/16/39	20,000	23,375	(c)
Travelers Cos. Inc., Junior Subordinated Debentures	6.250%	3/15/37	395,000	371,151	(b)
Total Insurance				1,198,589
Total Financials				11,907,464
Health Care — 0.2%
Health Care Equipment & Supplies — 0.0%
Medtronic Inc., Senior Notes	4.450%	3/15/20	50,000	53,386

See Notes to Financial Statements.

8	LMP Capital and Income Fund Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2010

LMP Capital and Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Health Care Providers & Services — 0.1%
UnitedHealth Group Inc., Senior Notes	5.250%	3/15/11	$170,000	$174,464
WellPoint Inc., Notes	5.875%	6/15/17	30,000	33,470
WellPoint Inc., Senior Notes	5.000%	1/15/11	140,000	142,751
Total Health Care Providers & Services				350,685
Pharmaceuticals — 0.1%
Wyeth, Notes	5.950%	4/1/37	200,000	227,351
Total Health Care				631,422
Materials — 0.2%
Chemicals — 0.1%
PPG Industries Inc., Senior Notes	6.650%	3/15/18	200,000	237,683
Metals & Mining — 0.0%
Vale Overseas Ltd., Notes	6.875%	11/21/36	156,000	163,022
Paper & Forest Products — 0.1%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	408,000	348,840	(c)
Total Materials				749,545
Telecommunication Services — 0.3%
Diversified Telecommunication Services — 0.3%
AT&T Inc., Global Notes	5.600%	5/15/18	140,000	155,988
AT&T Inc., Senior Notes	6.400%	5/15/38	170,000	187,542
British Telecommunications PLC, Bonds	9.625%	12/15/30	70,000	85,638
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	180,000	197,187
Telecom Italia Capital S.p.A., Senior Notes	5.250%	10/1/15	100,000	101,039
Telefonica Emisones SAU, Senior Notes	6.221%	7/3/17	220,000	239,635
Verizon Communications Inc., Senior Notes	5.500%	2/15/18	200,000	219,806
Verizon Communications Inc., Senior Notes	6.400%	2/15/38	200,000	221,162
Total Telecommunication Services				1,407,997
Utilities — 0.1%
Electric Utilities — 0.1%
FirstEnergy Corp., Notes	7.375%	11/15/31	205,000	216,744
Pacific Gas & Electric Co., Senior Notes	5.800%	3/1/37	230,000	250,854
Total Utilities				467,598
Total Corporate Bonds & Notes (Cost — $29,408,380)				29,790,609
Mortgage-Backed Securities — 2.6%
FHLMC — 0.4%
Federal Home Loan Mortgage Corp. (FHLMC)	4.500%	8/12/40	400,000	413,000	(g)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	8/12/40	800,000	856,000	(g)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.000%	8/12/40	200,000	216,469	(g)
Total FHLMC				1,485,469
FNMA — 0.9%
Federal National Mortgage Association (FNMA)	4.500%	7/19/25 - 8/12/40	2,100,000	2,190,016	(g)
Federal National Mortgage Association (FNMA)	5.000%	7/19/25	900,000	960,329	(g)
Federal National Mortgage Association (FNMA)	4.000%	8/12/40	400,000	403,937	(g)
Total FNMA				3,554,282

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2010 Semi-Annual Report	9

LMP Capital and Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
GNMA — 1.3%
Government National Mortgage Association (GNMA)	5.000%	1/15/40	$1,688,535	$1,803,620
Government National Mortgage Association (GNMA)	4.000%	7/21/40	100,000	101,516	(g)
Government National Mortgage Association (GNMA)	4.500%	7/21/40	2,300,000	2,393,504	(g)
Government National Mortgage Association (GNMA)	5.000%	7/21/40 - 9/21/40	700,000	740,752	(g)
Government National Mortgage Association (GNMA)	5.500%	7/21/40	500,000	540,235	(g)
Total GNMA				5,579,627
Total Mortgage-Backed Securities (Cost — $10,528,386)				10,619,378
U.S. Government & Agency Obligations — 4.3%
U.S. Government Agencies — 0.6%
Federal Home Loan Bank (FHLB), Global Bonds	1.625%	7/27/11	1,770,000	1,791,732
Federal Home Loan Bank (FHLB), Global Bonds	5.500%	7/15/36	100,000	113,990
Federal National Mortgage Association (FNMA), Notes	1.750%	8/10/12	510,000	520,211
Federal National Mortgage Association (FNMA), Subordinated Notes	5.250%	8/1/12	110,000	118,780
Total U.S. Government Agencies				2,544,713
U.S. Government Obligations — 3.7%
U.S. Treasury Bonds	3.500%	2/15/39	750,000	696,797
U.S. Treasury Bonds	4.500%	8/15/39	830,000	914,297
U.S. Treasury Bonds	4.375%	11/15/39	470,000	507,454
U.S. Treasury Bonds	4.625%	2/15/40	2,070,000	2,327,133
U.S. Treasury Notes	1.000%	12/31/11	130,000	130,970
U.S. Treasury Notes	2.250%	1/31/15	6,940,000	7,114,041
U.S. Treasury Notes	2.500%	3/31/15	200,000	207,281
U.S. Treasury Notes	3.125%	1/31/17	210,000	219,664
U.S. Treasury Notes	3.125%	5/15/19	90,000	91,892
U.S. Treasury Notes	3.625%	8/15/19	140,000	148,061
U.S. Treasury Notes	3.375%	11/15/19	2,915,000	3,019,532
U.S. Treasury Notes	3.625%	2/15/20	70,000	73,970
Total U.S. Government Obligations				15,451,092
Total U.S. Government & Agency Obligations (Cost — $17,162,550)				17,995,805
U.S. Treasury Inflation Protected Securities — 0.1%
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	175,734	186,319
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/27	335,107	372,126	(h)
Total U.S. Treasury Inflation Protected Securities (Cost — $505,800)				558,445

		Expiration Date	Contracts
Purchased Options — 0.0%
U.S. Treasury 10-Year Notes Futures, Call @ $119.50		8/27/10	3	10,313
U.S. Treasury 10-Year Notes Futures, Put @ $117.00		8/27/10	12	1,500
Total Purchased Options (Cost — $10,346)				11,813

See Notes to Financial Statements.

10	LMP Capital and Income Fund Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2010

LMP Capital and Income Fund Inc.

Security		Expiration Date	Warrants	Value
Warrants — 0.0%
Buffets Restaurant Holdings		4/28/14	215	$2	*(a)(d)
Charter Communications Inc.		11/30/14	189	756	*
Total Warrants (Cost — $378)				758
Total Investments Before Short-Term Investment (Cost — $402,947,406)				398,868,692

	Rate	Maturity Date	Face Amount
Short-Term Investment — 4.1%
Repurchase Agreement — 4.1%
Morgan Stanley tri-party repurchase agreement dated 6/30/10; Proceeds at maturity — $16,925,009; (Fully collateralized by U.S. government agency obligations, 3.625% due 12/17/10; Market value — $17,374,403) (Cost — $16,925,000)	0.020%	7/1/10	$16,925,000	16,925,000
Total Investments — 100.0% (Cost — $419,872,406#)				$415,793,692

*	Non-income producing security.
(a)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Directors (See Note 1).
(b)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2010.
(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(d)	Illiquid security.
(e)	The coupon payment on these securities is currently in default as of June 30, 2010.
(f)	Security has no maturity date. The date shown represents the next call date.
(g)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).
(h)	All or a portion of this security is held at the broker as collateral for open futures contracts.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ADR — American Depositary Receipt
ARM — Adjustable Rate Mortgage
PAC — Planned Amortization Class

Schedule of Written Options

Security	Expiration Date	Strike Price	Contracts	Value
Eurodollar Futures, Call	9/13/10	$ 99.25	7	$2,931
Eurodollar Futures, Put	9/13/10	98.75	7	525
U.S. Treasury 10-Year Notes Futures, Call	8/27/10	124.50	6	3,750
Total Written Options (Premiums received — $11,085)				$7,206

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2010 Semi-Annual Report	11

Statement of assets and liabilities (unaudited)

June 30, 2010

Assets:
Investments, at value (Cost — $419,872,406)	$415,793,692
Foreign currency, at value (Cost — $167)	144
Receivable for securities sold	11,320,509
Dividends and interest receivable	1,884,472
Receivable from broker — variation margin on open futures contracts	24,002
Prepaid expenses	12,488
Total Assets	429,035,307

Liabilities:
Loan payable (Note 5)	60,000,000
Payable for securities purchased	17,462,449
Due to custodian	583,082
Investment management fee payable	300,885
Interest payable (Note 5)	225,462
Directors’ fees payable	19,704
Written options, at value (premium received $11,085)	7,206
Accrued expenses	182,651
Total Liabilities	78,781,439
Total Net Assets	$350,253,868

Net Assets:
Par value ($0.001 par value; 29,964,106 shares issued and outstanding; 100,000,000 shares authorized)	$29,964
Paid-in capital in excess of par value	559,713,252
Undistributed net investment income	1,075,844
Accumulated net realized loss on investments, futures contracts, written options and foreign currency transactions	(206,458,636)
Net unrealized depreciation on investments, futures contracts, written options and foreign currencies	(4,106,556)
Total Net Assets	$350,253,868

Shares Outstanding	29,964,106

Net Asset Value	$11.69

See Notes to Financial Statements.

12	LMP Capital and Income Fund Inc. 2010 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended June 30, 2010

Investment Income:
Dividends	$ 7,918,955
Interest	1,769,531
Less: Foreign taxes withheld	(101,836)
Total Investment Income	9,586,650

Expenses:
Investment management fee (Note 2)	1,870,449
Interest expense (Note 5)	474,181
Legal fees	63,536
Transfer agent fees	51,085
Commitment fees (Note 5)	49,020
Directors’ fees	47,186
Audit and tax	35,613
Shareholder reports	27,607
Stock exchange listing fees	12,000
Custody fees	7,810
Insurance	4,525
Miscellaneous expenses	7,196
Total Expenses	2,650,208
Net Investment Income	6,936,442

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(481,866)
Futures contracts	155,845
Written options	6,378
Foreign currency transactions	(2,917)
Net Realized Loss	(322,560)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(21,444,424)
Futures contracts	(16,545)
Written options	3,618
Foreign currencies	(134)
Change in Net Unrealized Appreciation/Depreciation	(21,457,485)
Net Loss on Investments, Futures Contracts, Written Options and Foreign Currency Transactions	(21,780,045)
Decrease in Net Assets From Operations	$(14,843,603)

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2010 Semi-Annual Report	13

Statements of changes in net assets

For the Six Months Ended June 30, 2010 (unaudited) and the Year Ended December 31, 2009	2010	2009

Operations:
Net investment income	$6,936,442	$12,763,868
Net realized loss	(322,560)	(122,053,655)
Change in net unrealized appreciation/depreciation	(21,457,485)	196,086,880
Increase (Decrease) in Net Assets From Operations	(14,843,603)	86,797,093

Distributions to Shareholders From (Note 1):
Net investment income	(7,790,667)	(15,581,335)
Decrease in Net Assets From Distributions to Shareholders	(7,790,667)	(15,581,335)
Increase (Decrease) in Net Assets	(22,634,270)	71,215,758

Net Assets:
Beginning of period	372,888,138	301,672,380
End of period*	$350,253,868	$372,888,138
* Includes undistributed net investment income of:	$1,075,844	$1,930,069

See Notes to Financial Statements.

14	LMP Capital and Income Fund Inc. 2010 Semi-Annual Report

Statement of cash flows (unaudited)

For the Six Months Ended June 30, 2010

Cash Flows Provided (Used) by Operating Activities:
Dividends and interest received	$9,463,403
Operating expenses paid	(2,224,810)
Interest paid	(436,532)
Net sales and maturities of short-term investments	20,670,654
Realized gain on futures contracts	155,845
Realized gain on options	3,042
Realized loss on foreign currency transactions	(2,917)
Net change in unrealized depreciation on futures contracts	(16,545)
Net change in unrealized depreciation on foreign currencies	(134)
Purchases of long-term investments	(251,826,095)
Proceeds from disposition of long-term investments	231,436,072
Premium for written options	11,085
Change in receivable /payable to broker — variation margin	(27,030)
Net Cash Provided By Operating Activities	7,206,038

Cash Flows Provided (Used) by Financing Activities:
Cash distributions paid on Common Stock	(7,790,667)
Due to custodian	583,082
Net Cash Used By Financing Activities	(7,207,585)
Net Decrease in Cash	(1,547)
Cash, Beginning of year	1,691
Cash, End of year	$144

Reconciliation of Decrease in Net Assets from Operations to Net Cash Flows Provided (Used) by Operating Activities:
Decrease in Net Assets From Operations	$(14,843,603)
Accretion of discount on investments	(100,867)
Amortization of premium on investments	47,827
Decrease in investments, at value	31,411,058
Decrease in payable for securities purchased	(7,720,896)
Increase in dividends and interest receivable	(70,207)
Increase in premium for written options	3,168
Increase in receivable for securities sold	(1,482,278)
Change in receivable/payable to broker — variation margin	(27,030)
Increase in prepaid expenses	(7,162)
Increase in interest payable	37,649
Decrease in accrued expenses	(41,621)
Total Adjustments	22,049,641
Net Cash Flows Provided by Operating Activities	$7,206,038

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2010 Semi-Annual Report	15

Financial highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

	2010[1]	2009	2008[2,3]	2008[2,4]	2007[2,4]	2006[2,4]	2005[2,4]

Net asset value, beginning of period	$12.44	$10.07	$11.20	$22.95	$21.15	$19.69	$18.64

Income (loss) from operations:
Net investment income	0.23	0.43	0.11	0.31	0.13	0.48	0.69
Net realized and unrealized gain (loss)	(0.72)	2.46	(0.96)	(8.85)	3.22	2.18	1.52
Total income (loss) from operations	(0.49)	2.89	(0.85)	(8.54)	3.35	2.66	2.21

Gain from repurchase of treasury stock	—	—	—	—	—	—	0.04

Less distributions from:
Net investment income	(0.26)	(0.52)	(0.28)	(0.20)	(0.01)	(0.55)	(0.98)
Net realized gains	—	—	—	(3.01)	(1.54)	(0.65)	(0.22)
Total distributions	(0.26)	(0.52)	(0.28)	(3.21)	(1.55)	(1.20)	(1.20)

Net asset value, end of period	$11.69	$12.44	$10.07	$11.20	$22.95	$21.15	$19.69

Market price, end of period	$9.59	$10.35	$7.73	$9.07	$19.88	$18.19	$17.19
Total return, based on NAV[5,6]	(4.06)%	29.52%	(7.43)%	(42.09)%	16.32%	13.89%	12.34%
Total return, based on Market Price[6]	(5.06)%	42.02%	(11.44)%	(44.95)%	18.22%	13.24%	6.85%

Net assets, end of period (000s)	$350,254	$372,888	$301,672	$335,588	$687,760	$633,888	$637,654

Ratios to average net assets:
Gross expenses	1.43%[7]	1.59%	3.10%[7]	2.72%	3.03%[8]	3.13%	2.45%
Gross expenses, excluding interest expense	1.18 [7]	1.31	1.70 [7]	1.46	1.42 [8]	1.33	1.23
Net expenses[9,10]	1.43 [7]	1.59	3.10 [7]	2.72	3.03 [8,11]	3.13 [11]	2.45
Net expenses, excluding interest expense[9,10]	1.18 [7]	1.31	1.70 [7]	1.46	1.42 [8,11]	1.33 [11]	1.23
Net investment income	3.75 [7]	3.90	6.74 [7]	1.73	0.60	2.33	3.55

Portfolio turnover rate	24%[12]	135%[12]	8%	169%[12]	180%	193%	64%

Supplemental data:
Loans Outstanding, End of Period (000s)	$60,000	$60,000	$100,000	$145,000	$170,000	$220,000	$220,000
Asset Coverage for Loan Outstanding	684%	721%	402%	331%	505%	388%	390%
Weighted Average Loan (000s)	$60,000	$66,192	$123,361	$168,497	$181,370	$220,000	$220,000
Weighted Average Interest Rate on Loans	1.57%	1.44%	3.35%	3.89%	5.67%	5.26%	3.54%

1	For the six months ended June 30, 2010 (unaudited).
2	Per share amounts have been calculated using the average shares method.
3	For the period November 1, 2008 through December 31, 2008.
4	For the year ended October 31.
5	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
6

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

7	Annualized.
8

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would not have changed.

9	Ratio includes commitment fees incurred on the line of credit.
10	The impact of compensating balance arrangements, if any, was less than 0.01%.
11	Reflects fee waivers and/or expense reimbursements.
12

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 59% for the six months ended June 30, 2010, 185% for the year ended December 31, 2009 and 177% for the year ended October 31, 2008.

See Notes to Financial Statements.

16	LMP Capital and Income Fund Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

LMP Capital and Income Fund Inc. (the “Fund”) was incorporated in Maryland on November 12, 2003 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s investment objective is total return with an emphasis on income. The Fund pursues its investment objective by investing at least 80% of its assets in a broad range of equity and fixed income securities of both U.S. and foreign issuers.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors. Fair valuing of securities may be also determined with the assistance of a pricing service using calculations based on indices of domestic securities and the appropriate indicators, such as prices of relevant American depository receipts (ADRs) and future contracts. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts of cash flow to a single present amount.

LMP Capital and Income Fund Inc. 2010 Semi-Annual Report	17

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Consumer discretionary	$ 23,990,485	$ 5,221,749	—	$ 29,212,234
Other common stocks	272,479,304	—	—	272,479,304
Convertible preferred stocks:
Energy	—	7,702,000	—	7,702,000
Financials	—	6,787,500	—	6,787,500
Utilities	7,417,603	—	—	7,417,603
Preferred stocks	15,004	—	—	15,004
Asset-backed securities	—	3,935,105	$29,933	3,965,038
Collateralized mortgage obligations	—	6,406,326	—	6,406,326
Convertible bonds & notes	—	5,906,875	—	5,906,875
Corporate bonds & notes	—	29,790,609	—	29,790,609
Mortgage-backed securities	—	10,619,378	—	10,619,378
U.S. government & agency obligations	—	17,995,805	—	17,995,805
U.S. Treasury inflation protected securities	—	558,445	—	558,445
Purchased options	11,813	—	—	11,813
Warrants	756	—	2	758
Total long-term investments	$303,914,965	$ 94,923,792	$29,935	$398,868,692
Short-term investments†	—	16,925,000	—	16,925,000
Total investments	$303,914,965	$111,848,792	$29,935	$415,793,692
Other financial instruments:
Futures contracts	(31,570)	—	—	(31,570)
Written options	(7,206)	—	—	(7,206)
Total other financial instruments	$ (38,776)	—	—	$ (38,776)
Total	$303,876,189	$111,848,792	$29,935	$415,754,916

†  See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Asset-Backed Securities	Warrants		Total
Balance as of December 31, 2009	$ 35	$ 0	*	$ 35
Accrued premiums/discounts	—	—		—
Realized gain/(loss)[1]	—	—		—
Change in unrealized appreciation (depreciation)[2]	—	2		2
Net purchases (sales)	—	—		—
Transfers in to Level 3	29,933	—		29,933
Transfers out of Level 3	(35)	—		(35)
Balance as of June 30, 2010	$29,933	$ 2		$29,935
Net change in unrealized appreciation (depreciation) for investments in securities still held at June 30, 2010[2]	—	$ 2		$ 2

*	Value less than $1.
1	This amount is included in the net realized gain (loss) from investment transactions in the accompanying
2

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying

18	LMP Capital and Income Fund Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the

LMP Capital and Income Fund Inc. 2010 Semi-Annual Report	19

original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(f) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(i) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

20	LMP Capital and Income Fund Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(j) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(k) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Pursuant to its Managed Distribution Policy, the Fund intends to make regular quarterly distributions to shareholders at a fixed rate per common share, which may be adjusted from time to time by the Fund’s Board of Directors. Under the Fund’s Managed Distribution Policy, if, for any quarterly distribution, the value of the Fund’s net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s assets (and constitute a “return of capital”). The Board of Directors may terminate or suspend the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such termination or suspension could have an adverse effect on the market price for Fund’s shares. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(l) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(m) Cash flow information. The Fund invests in securities and distributes dividends from net investment income, net realized gains and return of capital, if any, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. Interest expense, if any, paid to the custodian related to cash overdrafts is included in interest expense in the Statement of Operations.

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net

LMP Capital and Income Fund Inc. 2010 Semi-Annual Report	21

realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of June 30, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. ClearBridge Advisors, LLC (“ClearBridge”), Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, ClearBridge, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings used for leverage.

LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund. ClearBridge provides investment advisory services to the Fund by both determining the allocation of the Fund’s assets between equity and fixed-income investments and performing the day-to-day management of the Fund’s investments in equity securities. Western Asset provides advisory services to the Fund by performing the day-to-day management of the Fund’s fixed-income investments. For its services, LMPFA pays the subadvisers 70% of the net management fee it receives from the Fund. This fee will be divided on a pro rata basis, based on assets allocated to each subadviser, from time to time.

Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities. Western Asset Limited does not receive any compensation from the Fund. In turn, Western Asset pays Western Asset Limited a subadvisory fee of 0.30% on the assets managed by Western Asset Limited.

During periods in which the Fund is utilizing leverage, the fees which are payable to LMPFA as a percentage of the Fund’s net assets will be higher then if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s net assets, including those investments purchased with leverage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended June 30, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$58,138,563	$185,966,636
Sales	43,310,787	189,693,025

22	LMP Capital and Income Fund Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

At June 30, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$ 19,751,231
Gross unrealized depreciation	(23,829,945)
Net unrealized depreciation	$ (4,078,714)

At June 30, 2010, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain/(Loss)
Contracts to Buy:
U.S. Treasury Bonds	24	9/10	$ 3,186,578	$ 3,259,500	$ 72,922
U.S. Treasury 10-Year Notes	12	9/10	1,437,844	1,470,563	32,719
					105,641
Contracts to Sell:
U.S. Treasury 5-Year Notes	96	9/10	11,224,539	11,361,750	(137,211)
Net unrealized loss on open futures contracts					$ (31,570)

During the six months ended June 30, 2010, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding December 31, 2009	14	$ 7,917
Options written	25	10,934
Options closed	(9)	(4,986)
Options exercised	(5)	(2,484)
Options expired	(5)	(296)
Written options, outstanding June 30, 2010	20	$11,085

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2010.

ASSET DERIVATIVES1

Interest Rate Contracts Risk
Purchased options[2]	$ 11,813
Futures contracts[3]	105,641
Total	$117,454

LIABILITY DERIVATIVES1

Interest Rate Contracts Risk
Written options	$ 7,206
Futures contracts[3]	137,211
Total	$144,417

1

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation(depreciation) and for liability derivatives is payables/net unrealized appreciation(depreciation).

2	Market value of purchased options is reported in Investments of value in the Statement of Assets and Liabilities.
3

Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

LMP Capital and Income Fund Inc. 2010 Semi-Annual Report	23

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2010. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Purchased options	$ (3,336)	—	$ (3,336)
Written options	6,378	—	6,378
Futures contracts	155,845	—	155,845
Forward foreign currency contracts	—	$(10,671)	(10,671)
Total	$158,887	$(10,671)	$148,216

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED

Interest Rate Contracts Risk
Purchased options	$ 1,467
Written options	3,618
Futures contracts	(16,545)
Total	$(11,460)

During the six months ended June 30, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$ 5,203
Written options	7,522
Futures contracts (to buy)	7,723,803
Futures contracts (to sell)	10,845,733
Forward foreign currency contracts (to sell) †	251,892

† At June 30, 2010, there were no open positions held in these derivatives.

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

5. Line of Credit

The Fund has a 364-day revolving credit agreement with a financial institution, which allows the Fund to borrow up to an aggregate amount of $125,000,000. This agreement was amended on December 16, 2009 and will terminate on December 15, 2010. The Fund pays a quarterly facility fee at an annual rate of 0.15%, on the unutilized portion of the loan. For the period January 1, 2009 to December 16, 2009 the Fund paid a quarterly facility fee at an annual rate of 0.20% on the unutilized portion of the loan. The interest on the loan is calculated at a variable rate based on the LIBOR, Fed Funds or Prime Rates plus any applicable margin. Interest expense related to the loan for the six

24	LMP Capital and Income Fund Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

months ended June 30, 2010 was $474,181. For the six months ended June 30, 2010, the Fund incurred a commitment fee in the amount of $49,020. For the six months ended June 30, 2010 the Fund had an average daily loan balance outstanding of $60 million and the weighted average interest rate was 1.57%. At June 30, 2010 the Fund had $60,000,000 of borrowings outstanding per this credit agreement.

6. Capital shares

On November 20, 2006, the Fund’s Board of Directors authorized the Fund to repurchase from time to time in the open market up to 1,000,000 shares of the Fund’s common stock (the “Program”). The Board of Directors directed the management of the Fund to repurchase shares of the Fund’s common stock at such times and in such amounts as management believes will enhance shareholder value, subject to review by the Fund’s Board of Directors. During the period ended June 30, 2010, no shares of common stock have been repurchased under this program.

This is the fourth repurchase program authorized by the Fund’s Board of Directors since the Fund’s inception in 2004. Pursuant to the Fund’s previous three repurchase programs of up to 1,000,000 shares each, the Fund has repurchased 3,000,000 shares of common stock.

7. Distributions subsequent to June 30, 2010

On August 12, 2010 the Fund’s Board of Directors declared a quarterly distribution of $0.13 per share payable on September 24, 2010 to shareholders of record on September 17, 2010.

8. Capital loss carryforward

As of December 31, 2009, the Fund had a net capital loss carryforward of approximately $200,458,531, of which $51,940,897 expires in 2015, $26,544,566 expires in 2016 and $121,973,068 expires in 2017. These amounts will be available to offset any future taxable capital gains.

LMP Capital and Income Fund Inc.	25

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of LMP Capital and Income Fund Inc. was held on April 30, 2010, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the meeting:

Election of directors

Nominees	Common Shares Voted for Election	Common Shares Withheld
Leslie H. Gelb	23,198,897	3,697,120
R. Jay Gerken	23,245,128	3,650,889
William R. Hutchinson	23,237,143	3,658,874

At June 30, 2010, in addition to Leslie H. Gelb, R. Jay Gerken and William R. Hutchinson the other Directors of the Fund were as follows:

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Riordan Roett

Jeswald W. Salacuse

26	LMP Capital and Income Fund Inc.

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash, all distributions, on your Common Shares will be automatically reinvested by American Stock Transfer & Trust Company, as agent for the Common Shareholders (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by American Stock Transfer & Trust Company as dividend paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the “determination date”) is equal to or exceeds the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

(2) If the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certified form. Any proxy you receive will include all Common Shares you have received under the Plan.

You may withdraw from the Plan by notifying the Plan Agent in writing at 59 Maiden Lane, New York, New York 10038. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. The Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan

LMP Capital and Income Fund Inc.	27

Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-877-366-6441.

LMP Capital and Income Fund Inc.

Directors

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

R. Jay Gerken, CFA

Chairman

William R. Hutchinson

Riordan Roett

Jeswald W. Salacuse

Officers

R. Jay Gerken, CFA
President and Chief Executive Officer

Kaprel Ozsolak
Chief Financial Officer

Ted P. Becker
Chief Compliance Officer

John Chiota
Identity Theft Prevention Officer

Robert I. Frenkel
Secretary and Chief Legal Officer

Thomas C. Mandia
Assistant Secretary

Steven Frank
Treasurer

Jeanne M. Kelly
Senior Vice President

LMP Capital and Income Fund Inc.

55 Water Street
New York, NY 10041

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

ClearBridge Advisors, LLC

Western Asset Management Company

Western Asset Management Company Limited

Custodian

State Street Bank and Trust Company
1 Lincoln Street
Boston, MA 02111

Transfer agent

American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

Independent registered public accounting firm

KPMG LLP
345 Park Avenue
New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, NY 10017

New York Stock Exchange Symbol

SCD

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•  Information we receive from you on applications and forms, via the telephone, and through our websites;

•  Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•  Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers with the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE SEMI-ANNUAL REPORT

LMP Capital and Income Fund Inc.

LMP Capital and Income Fund Inc.
55 Water Street
New York, NY 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102. (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of LMP Capital and Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

FD04219 8/10 SR10-1172

ITEM 2.                                                   CODE OF ETHICS.

Not applicable.

ITEM 3.                                                   AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.                                                   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.                                                   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.                                                   SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                   DISCLOSURE OF PROXY VOITNG POLIIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.                                                   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.                                                   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.                                             SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                                             CONTROLS AND PROCEDURES.

(a)                                The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                               There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                                             EXHIBITS.

(a) (1)    Not applicable.

Exhibit 99.CODE ETH

(a) (2)    Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

LMP Capital and Income Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer
LMP Capital and Income Fund Inc.

Date:	August 31, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
LMP Capital and Income Fund Inc.

Date:	August 31, 2010

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer
LMP Capital and Income Fund Inc.

Date:	August 31, 2010